CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

Exhibit 10.22

FIRST Amendment

to

MEZZANINE Loan and security agreement

This First Amendment to Loan and Security Agreement (this “Amendment” ) is entered into this 26th day of October, 2020 by and among (a) SILICON VALLEY BANK, a California corporation (“SVB” ), in its capacity as administrative agent and collateral agent (“Agent”), (b) SILICON VALLEY BANK, a California corporation, as a lender, (c) WESTRIVER INNOVATION LENDING FUND VIII, L.P., a Delaware limited partnership (“WestRiver”), as a lender (SVB and WestRiver and each of the other “ Lenders”  from time to time a party hereto are referred to herein collectively as the “Lenders”  and each individually as a “Lender”), and (d) VERRICA PHARMACEUTICALS INC., a Delaware corporation (“Borrower”), whose address is 10 North High Street, Suite 200, West Chester, Pennsylvania 19380.

Recitals

A.Borrower, Agent and the Lenders have entered into that certain Mezzanine Loan and Security Agreement dated as of March 10, 2020 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.The Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that the Lenders amend the Loan Agreement to (i) provide for a new term loan, (ii) modify and incorporate new financial covenants, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.The Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 2.1.1 (Term Loan Advances).  Section 2.1.1(a) of the Loan Agreement is amended in its entirety and replaced with the following:

“(a)Availability.Subject to the terms and conditions of this Agreement, upon Borrower’s request, the Lenders, severally and not jointly, shall make one (1) term loan advance to Borrower on or about the Effective Date in an original principal amount of Thirty-Five Million Dollars ($35,000,000.00) according to each Lender’s Term Loan Commitment as set forth on Schedule 1 hereto (the “Term A Loan Advance”).  Subject to the terms and conditions of this Agreement, upon Borrower’s request, (i) during the First Draw Period, the Lenders, severally and not jointly, shall make one (1) term loan advance available to Borrower in an original principal amount of Five Million Dollars ($5,000,000.00) according to each Lender’s Term Loan Commitment as set forth on Schedule 1 hereto (the “Term B1 Loan Advance”) and (ii) during the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

Second Draw Period, the Lenders, severally and not jointly, shall make one (1) term loan advance available to Borrower in an original principal amount of Ten Million Dollars ($10,000,000.00) according to each Lender’s Term Loan Commitment as set forth on Schedule 1 hereto (the “Term B2 Loan Advance”, together with the Term B1 Loan Advance, the “Term B Loan Advances”). The Term A Loan Advance and the Term B Loan Advances are hereinafter referred to singly as a “Term Loan Advance” and collectively as the “Term Loan Advances”. After repayment, no Term Loan Advance (or any portion thereof) may be reborrowed.”

2.2Section 2.1.1 (Term Loan Advances).  Section 2.1.1(d) of the Loan Agreement is amended in its entirety and replaced with the following:

“(d)          Permitted Prepayment.  Borrower shall have the option to prepay all, but not less than all, of the Term Loan Advances advanced by the Lenders under this Agreement, provided Borrower (i) delivers written notice to Agent of its election to prepay the Term Loan Advances at least [***] Business Days prior to such prepayment, and (ii) pays to Agent, for the account of the Lenders in accordance with its respective Pro Rata Share, on the date of such prepayment (A) the outstanding principal plus accrued and unpaid interest with respect to the Term Loan Advances, (B) the Final Payment, (C) the Prepayment Premium, and (D) all other sums, if any, that shall have become due and payable with respect to the Term Loan Advances, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.”

2.3Section 6.7 (Financial Covenants). Section 6.7 is amended in its entirety and replaced with the following:

“6.7Financial Covenants.

(a)Trailing Six (6) Month Net Revenue. During a Testing Period, Borrower shall achieve (calculated with respect to Borrower only and not on a consolidated basis) for the most recent calendar quarter then-ended and each calendar quarter thereafter if such Testing Period is still in effect, minimum net revenue, generated from the sale of Borrower’s products (excluding revenue generated with respect to licensing arrangements), determined in accordance with GAAP, measured on a trailing six (6) month basis, of at least:

Trailing Six (6) Month Period Ending	Minimum Revenue
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

With respect to the period ending [***] and each calendar quarter thereafter, the levels of minimum revenue shall be mutually agreed upon between Borrower, Agent and Lenders, based upon, among other factors, Borrower’s Board-approved operating plan and financial projections, which shall be acceptable to Agent and Lenders, and Lenders’ then current credit underwriting. With respect thereto, Borrower’s failure to agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before [***], to any net revenue covenant levels proposed by Agent and Lenders with respect to any period from [***] through and including [***], shall result in an immediate Event of Default for which there shall be no grace or cure period.

(b)Liquidity Ratio. Maintain at all times (calculated with respect to Borrower only and not on a consolidated basis), to be tested as of the last of each month, a Liquidity Ratio of greater than or equal to [***].”

2.4Section 9.1 (Rights and Remedies).  Section 9.1(a) is amended in its entirety and replaced with the following:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

“(a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Agent or any Lender); provided that (i) in the case of an Event of Default solely under Section 6.7(a) hereof, the Agent and Lenders shall not be permitted to declare Obligations in respect of the Term A Loan Advance immediately due and payable to the extent not otherwise then due and payable or to exercise any other rights or remedies with respect to the Term A Loan Advance and (ii) in the case of an Event of Default solely under Section 6.7(b) hereof, the Agent and Lenders shall not be permitted to declare Obligations in respect of the Term B Loan Advances immediately due and payable to the extent not otherwise then due and payable or to exercise any other rights or remedies with respect to the Term B Loan Advances;”

2.5Section 14 (Definitions).  The following terms and their respective definitions set forth in Section 14.1 are amended in their entirety and replaced with the following:

““Final Payment” is a payment (in addition to and not in substitution for the regular monthly payments of principal plus accrued interest) equal to Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000.00), due on the earliest to occur of (a) the Term Loan Maturity Date, (b) the payment in full of such Term Loan Advance, (c) as required by Section 2.1.1(d) or 2.1.1(e) or (d) the termination of this Agreement.”

““Prepayment Premium” shall be an additional fee, payable to Agent, for the ratable benefit of the Lenders based on their Pro Rata Share, with respect to the Term Loan Advances, in an amount equal to:

(a)for a prepayment of the Term Loan Advances made on or prior to the first (1st) anniversary of the First Amendment Effective Date, One Million Five Hundred Thousand Dollars ($1,500,000.00);

(b)for a prepayment of the Term Loan Advances made after the first (1st) anniversary of the First Amendment Effective Date, but on or prior to the second (2nd) anniversary of the First Amendment Effective Date, One Million Dollars ($1,000,000.00);

(c)for a prepayment of the Term Loan Advances made after the second (2nd) anniversary of the First Amendment Effective Date, but on or prior to the third (3rd) anniversary of the First Amendment Effective Date, Five Hundred Thousand Dollars ($500,000.00); and

(d)for a prepayment of the Term Loan Advances made after the third (3rd) anniversary of the First Amendment Effective Date, [***] ([***]).”

““Repayment Schedule” means the period of time equal to twenty-four (24) consecutive months, which shall be reduced to eighteen (18) consecutive months, once the Term B2 Loan Advance is made.”

““Term Loan Amortization Date” means April 1, 2022, which shall be extended until October 1, 2022, once the Term B2 Loan Advance is made.”

““Testing Period” is, at all times, commencing as of [***], when unrestricted and unencumbered cash (other than Liens in favor of Agent for the ratable benefit of the Lenders under this Agreement) held in accounts in the name of Borrower maintained with SVB is less than [***] the aggregate principal amount outstanding under the Term B Loan Advances.”

2.6Section 14.1 (Definitions).  The Loan Agreement is amended by inserting the following new terms and their respective definitions to appear alphabetically in Section 14.1 thereof:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

““2020 Milestone Event #1” means delivery by Borrower to Agent, on or prior to March 31, 2021, of evidence satisfactory to Agent and each Lender, in Agent’s and each Lender’s sole but reasonable discretion, that the FDA has accepted the new drug application resubmission of VP-102 for the treatment of Molluscum Contagiosum on or prior to March 31, 2021.”

““2020 Milestone Event #2” ” means (i) the 2020 Milestone Event #1 has occurred and (ii) delivery by Borrower to Agent, on or prior to September 30, 2021, of evidence satisfactory to Agent and each Lender, in Agent’s and each Lender’s sole but reasonable discretion, that (A) Borrower has received FDA approval of VP-102 for the treatment of Molluscum Contagiosum on or prior to September 30, 2021 and (B) Borrower has been in compliance with the Liquidity Ratio financial covenant set forth in Section 6.7(b) hereof, at all times through and including the Funding Date of the Term B2 Loan Advance.”

““FDA” means the United States Food and Drug Administration, and any successor thereto.”

““First Amendment Effective Date” is October 26, 2020.”

““First Draw Period” is the period of time commencing upon the occurrence of the 2020 Milestone Event #1 and continuing through the earlier to occur of (a) March 31, 2021 or (b) an Event of Default.”

““Liquidity Ratio” is, calculated with respect to Borrower only and not on a consolidated basis, the ratio of (i) (A) Borrower’s unrestricted and unencumbered cash and Cash Equivalents at Bank and Bank’s Affiliates, plus (B) the Availability Amount (as defined in the Senior Loan Agreement), to (ii) (A) the aggregate principal amount outstanding under the Revolving Line (as defined in the Senior Loan Agreement), plus (B) the aggregate principal amount outstanding under the Term A Loan Advance.”

““Second Draw Period” is the period of time commencing upon the occurrence of the 2020 Milestone Event #2 and continuing through the earlier to occur of (a) September 30, 2021, and (b) an Event of Default.”

““Term B Loan Advances” is defined in Section 2.1.1(a).”

““Term B1 Loan Advance” is defined in Section 2.1.1(a).”

““Term B2 Loan Advance” is defined in Section 2.1.1(a).”

2.7Exhibit B (Compliance Certificate).  The Compliance Certificate appearing as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 attached hereto.

2.8Schedule 1 (Lenders and Commitments).  Lenders and Commitments appearing as Schedule 1 to the Loan Agreement is deleted in its entirety and replaced with the Lenders and Commitments attached as Schedule 2 attached hereto.

3.Limitation of Amendments.

3.1The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and the Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Agent on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Post-Closing Deliverable.  Borrower shall deliver to Agent within [***] days after the First Amendment Effective Date, a duly executed bailee’s waiver in favor of Agent and Lenders, in form and substance acceptable to Agent and Lenders, for the following location where Borrower maintains property with a third party: [***].

6.Updated Perfection Certificate.  Borrower has delivered an updated Perfection Certificate in connection with this Amendment dated as of the date hereof (the “Updated Perfection Certificate” ) which Updated Perfection Certificate shall supersede in all respects that certain Perfection Certificate dated as of March 10, 2020.  Borrower hereby acknowledges and agrees that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be references to the Updated Perfection Certificate, as defined herein.

7.Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

8.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9.Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Agent of this Amendment by each party hereto and (b) Borrower’s payment to Agent of Agent’s and the Lenders’ legal fees and expenses incurred in connection with this Amendment.

10.Governing Law.  The provisions of Section 12 of the Loan Agreement shall apply to this Amendment as if set forth herein, mutatis mutandis.

[Signature page follows.]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

VERRICA PHARMACEUTICALS INC.

By	/s/ A. Brian Davis
Name:	A. Brian Davis
Title:	Chief Financial Officer

AGENT:

SILICON VALLEY BANK, as Agent

By	/s/ Tom Gordon
Name:	Tom Gordon
Title:	Managing Director

LENDERS:

SILICON VALLEY BANK

By	/s/ Tom Gordon
Name:	Tom Gordon
Title:	Managing Director

WESTRIVER INNOVATION LENDING FUND VIII, L.P.

By	/s/ Trent Dawson
Name:	Trent Dawson
Title:	Chief Financial Officer

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

Schedule 1

EXHIBIT B

COMPLIANCE CERTIFICATE

Date:  _______________________

TO:       SILICON VALLEY BANK, as Agent, SVB, and WESTRIVER INNOVATION LENDING FUND VIII, L.P., as Lender

FROM:  VERRICA PHARMACEUTICALS INC.

The undersigned authorized officer of VERRICA PHARMACEUTICALS INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement among Borrower, SVB, and WestRiver (the “Loan Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Monthly revenue, net profit and cash balance statements with Compliance Certificate	Monthly within 30 days	Yes No
Quarterly financial statements with Compliance Certificate	Within 45 days of quarter end (within 90 days of quarter end for Q4)	Yes No
Annual financial statement with Compliance Certificate (CPA Audited)	FYE within 180 days	Yes No
10-Q Report	Within 45 days of quarter end for 10-Q (within 90 days of quarter end for Q4)	Yes No
Filed 10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
Board approved projections	30 days of FYE and as amended/updated	Yes No

Financial Covenants	Required	Actual	Complies
Minimum Revenue*	$ *	$	Yes No
Liquidity Ratio	[***]	___[***]	Yes No

* as set forth in Section 6.7(a)

As of the date of this Certificate, the following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate for the period indicated.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries?  If yes, provide copies of any such amendments or changes with this Compliance Certificate.

Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

	VERRICA PHARMACEUTICALS INC.		AGENT USE ONLY

By:		Received by:
authorized signer
Name:		Date:
Title:		Verified:
authorized signer
		Compliance Status:	Yes No

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:    ____________________

I.	Minimum Revenue (Section 6.7(a))
Required:

During a Testing Period, Borrower shall achieve (calculated with respect to Borrower only and not on a consolidated basis) for the most recent calendar quarter then-ended and each calendar quarter thereafter if such Testing Period is still in effect, minimum net revenue, generated from the sale of Borrower’s products (excluding revenue generated with respect to licensing arrangements), determined in accordance with GAAP, measured on a trailing six (6) month basis, of at least:

Trailing Six (6) Month Period Ending	Minimum Revenue
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Actual:

A.	Minimum Revenue	$

Is line A equal to or greater than ________*?

* As set forth above.

                No, not in compliance                                                                              Yes, in compliance

II.Liquidity Ratio (Section 6.7(b))

Required:	Maintain at all times (calculated with respect to Borrower only and not on a consolidated basis), to be tested as of the last of each month, a Liquidity Ratio of greater than or equal to [***].

Actual:

A.	Aggregate value of the unrestricted and unencumbered cash and Cash Equivalents of Borrower	$
B.	Availability Amount (as defined in the Senior Loan Agreement)	$
C.	Sum of lines A and B	$
D.	Aggregate principal amount outstanding under the Revolving Line (as defined in the Senior Loan Agreement)	$
E	Aggregate principal amount outstanding under the Term A Loan Advance	$
F	Sum of lines D and E	$
G.	Liquidity Ratio (Line C divided by line F)

Is line G equal to or greater than ________:[***]?

                No, not in compliance                                                                              Yes, in compliance

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

SCHEDULE 2

SCHEDULE 1

LENDERS AND COMMITMENTS

TERM LOAN COMMITMENTS

Term A Loan Advance

Lender	Term A Loan Advance Commitment	Term A Loan Advance Commitment Percentage
Silicon Valley Bank	$17,500,000.00	50.0%
WestRiver Innovation Lending Fund VIII, L.P.	$17,500,000.00	50.0%
TOTAL	$35,000,000.00	100.0000%

Term B1 Loan Advance

Lender	Term B1 Loan Advance Commitment	Term B1 Loan Advance Commitment Percentage
Silicon Valley Bank	$2,500,000.00	50.0%
WestRiver Innovation Lending Fund VIII, L.P.	$2,500,000.00	50.0%
TOTAL	$5,000,000.00	100.0000%

Term B2 Loan Advance

Lender	Term B2 Loan Advance Commitment	Term B2 Loan Advance Commitment Percentage
Silicon Valley Bank	$5,000,000.00	50.0%
WestRiver Innovation Lending Fund VIII, L.P.	$5,000,000.00	50.0%
TOTAL	$10,000,000.00	100.0000%